  EXHIBIT 10.52

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT, dated as of the __ day of ____________, 2012 (“Agreement”), by and between BIORESTORATIVE THERAPIES, INC., a Nevada corporation (the “Company”), and _______________ (the “Holder”).

WHEREAS, the Holder is the holder of a Promissory Note, dated as of the date set forth on the signature page hereof and issued by the Company in the outstanding principal amount set forth on the signature page hereof (the “Note”).

WHEREAS, the Company has offered to issue shares of Common Stock of the Company and a warrant for the purchase of shares of Common Stock of the Company in exchange for the Note (the “Exchange Offer”).

WHEREAS, the Holder desires to exchange the Note for shares of Common Stock of the Company and a warrant for the purchase of shares of Common Stock of the Company pursuant to the Exchange Offer.

NOW, THEREFORE, the parties agree as follows:

1.           Exchange.

1.1         The Company shall issue to the Holder, in exchange for all of the Holder’s right, title and interest in, to and under the Note, (a) the number of shares of Common Stock of the Company set forth on the signature page hereof (the “Exchange Shares”) at an effective price of two cents ($0.02) per Exchange Share and (b) a five (5) year warrant, in the form attached hereto as Exhibit A, for the purchase of the number of shares of Common Stock of the Company set forth on the signature page hereof (the “Warrant” and together with the Exchange Shares, the “Exchange Securities”). The Holder acknowledges and agrees that (a) the exercise price of the Warrant is three cents ($0.03) per share of Common Stock, subject to adjustment as set forth in the Warrant, and (b) the number of shares of Common Stock of the Company issuable upon the exercise of the Warrant (the “Warrant Shares” and together with the Exchange Securities, the “Securities”) is equal to forty percent (40%) of the number of Exchange Shares issuable upon exchange of the Note.

1.2         Promptly following receipt of the Note, the Company shall pay to the Holder an amount equal to all accrued but unpaid interest on the Note through the day immediately preceding the date hereof.

1.3         Simultaneously herewith, the Note is being returned to the Company for cancellation.

1.4         The certificates evidencing the Exchange Shares and the Warrant acquired by the Holder will be delivered by the Company to the Holder within a reasonable period of time following receipt of the Note by the Company.

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2.           Representations by Holder.

The Holder understands and agrees that the Company is relying and may rely upon the following representations, warranties, acknowledgements, consents, confirmations and covenants made by the Holder in entering into this Agreement:

2.1         The Holder recognizes that the acquisition of the Exchange Securities and, in the event of the exercise of the Warrant, the Warrant Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Securities in that (a) the Holder may not be able to liquidate the Securities in the event of emergency; (b) transferability is extremely limited; and (c) the Holder could sustain a complete loss of its investment.

2.2         The Holder represents and warrants that it (a) is competent to understand and does understand the nature of the Exchange Offer; and (b) is able to bear the economic risk of an acquisition of the Exchange Securities.

2.3         The Holder represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The Holder meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein.

2.4         The Holder represents and warrants that it has significant prior investment experience, including investment in restricted securities, and that it has read this Agreement and the Warrant in order to evaluate the merits and risks of the Exchange Offer.

2.5         The Holder represents and warrants that it has reviewed all reports, statements and other documents filed by the Company with the Securities and Exchange Commission (collectively, the “SEC Reports”), including, the risk factors set forth therein. The Holder also represents and warrants that it has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Exchange Offer, and any additional information which it had requested; and that it has had the opportunity to consult with its own tax or financial advisor concerning an acquisition of the Securities. The Holder confirms that no oral representations have been made or oral information furnished to the Holder or its advisers in connection with the Exchange Offer that are inconsistent in any respect with the SEC Reports, this Agreement or the Warrant.

2.6         The Holder acknowledges that this Exchange Offer has not been reviewed by the Securities and Exchange Commission (the “SEC”) because it is intended to be either (a) a non-public offering pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder or (b) exempt from the registration requirements of the Act pursuant to Section 3(a)(9) thereof. The Holder represents that the Securities are and will be being acquired for its own account, for investment and not for distribution to others. The Holder agrees that it will not sell, transfer or otherwise dispose of the Securities, or any portion thereof, unless they are registered under the Act or unless an exemption from such registration is available.

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2.7         The Holder consents that the Company may, if it desires, permit the transfer of the Securities by the Holder out of its name only when its request for transfer is accompanied by an opinion of counsel satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively, “Securities Laws”). The Holder agrees to be bound by any requirements of such Securities Laws.

2.8         The Holder acknowledges and agrees that the Company is relying on the Holder’s representations and warranties contained in this Agreement in determining whether to enter into this Agreement.

2.9         The Holder consents to the placement of a legend on the Securities stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof. The Holder is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

2.10       The Holder represents and warrants that the address set forth on the signature page is the Holder’s true and correct address.

2.11       The Holder represents and warrants that it is unaware of, is in no way relying on, and did not become aware of, the Exchange Offer through, or as a result of, any form of general solicitation or advertising, including, without limitation, articles, notices, advertisements or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where the attendees have been invited by any such means of general solicitation or advertising.

2.12       The Holder represents and warrants as follows:

(i)          if a natural person, the Holder represents and warrants that he has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;

(ii)         if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, the Holder represents and warrants that it was not formed for the specific purpose of acquiring the Exchange Securities, it is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of, its charter or other organizational documents, it has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to acquire and hold the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of the Holder and this Agreement a legal, valid and binding obligation of the Holder; and

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(iii)        if executing this Agreement in a representative or fiduciary capacity, the Holder represents and warrants that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for whom the Holder is executing this Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and acquire the Securities, and that this Agreement constitutes a legal, valid and binding obligation of such entity.

2.13       The Holder represents and warrants that the execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or other document to which the Holder is a party or by which it is bound.

2.14       NEITHER THE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES OFFERED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES, THE WARRANT AND THE WARRANT SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. NEITHER THE SHARES, NOR THE WARRANT NOR THE WARRANT SHARES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SEC REPORTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

2.15       The Holder acknowledges that this Exchange Offer is being made to other noteholders of the Company.

2.16       The Holder represents and warrants that no commission or other remuneration has been or will be given, directly or indirectly, by the Holder or, to its knowledge, the Company in connection with the Exchange Offer.

2.17       The Holder represents and warrants that the Board of Directors, managers or managing members, as the case may be, of the Holder have not adopted any resolutions relative to the distribution of any of the Securities to its securityholders or members, as the case may be, and have no present intention to do so.

2.18       The Holder represents and warrants that any information which the Holder has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company.

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3.           Piggyback Registration Rights.

3.1         The Holder shall have certain piggyback registration rights with respect to the resale of the Exchange Shares and the Warrant Shares as set forth in a Registration Rights Agreement of even date between the Company and the Holder.

4.           Miscellaneous.

4.1         Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail (return receipt requested, postage prepaid), or overnight mail or courier, addressed as follows:

To the Company:

555 Heritage Drive

Suite 130

Jupiter, Florida 33458

Attn: Chief Executive Officer

With a copy to:

Certilman Balin Adler & Hyman, LLP

90 Merrick Avenue

East Meadow, New York 11554

Attn: Fred Skolnik, Esq.

To the Holder: at its address indicated on the signature page of this Agreement or to such other address as to which either party shall notify the other in accordance with the provisions hereof. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.2         This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

4.3         This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors, assigns and legal representatives. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

4.4         This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, applicable to agreements to be performed wholly within the State of New York. The Company and the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County, New York over any dispute arising out of or relating to this Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.

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4.5         The headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

4.6         All references to the neuter gender herein shall likewise apply to the masculine or feminine gender as and where applicable, and vice-versa.

4.7         This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one instrument. Signatures transmitted herein via facsimile or other electronic image shall be deemed original signatures. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall become the binding obligation of the Holder with respect to the acquisition of the Exchange Securities as herein provided.

4.8         Only upon written approval and acceptance of this Agreement by the Company shall the Company be obligated hereunder.

4.9         The Holder acknowledges that it has been represented by counsel, or afforded the opportunity to be represented by counsel, in connection with this Agreement. Accordingly, any rule of law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the Holder. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

[Remainder of page intentionally left blank. Signature page follows.]

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BIORESTORATIVE THERAPIES, INC.

EXCHANGE AGREEMENT

Accredited Investor Certification

(Initial the appropriate box(es))

The Holder represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the date here of [1]; or

_____	(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____	(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the determination to accept the Exchange Offer is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the determination to accept the Exchange Offer made solely by persons who otherwise meet these suitability standards; or

1 For purposes of calculating net worth:

(i)  The Holder’s primary residence shall not be included as an asset;

(ii) Indebtedness that is secured by the Holder’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii) Indebtedness that is secured by the Holder’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____	(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Exchange Securities offered hereby, with total assets in excess of $5,000,000; or

_____	(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Exchange Securities, whose determination to accept the Exchange Offer is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the acquisition of the Exchange Securities; or

_____	(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:	If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name(s) of Holder	Name of Holder

By:
Signature of Holder	Signature of Authorized Representative

Signature, if jointly held	Name and Title of Authorized Representative

Date	Date

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the day first above written.

BIORESTORATIVE THERAPIES, INC.

By:
Mark Weinreb
President and Chief Executive Officer

If the Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature of Holder	Signature of Holder, if more than one

Principal Amount of Note	Date of Note

Number of Exchange Shares	Address(es)

Number of Warrant Shares	Date

If the Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation	Type of Entity
Limited Liability Company or Trust

By:
Name:	Federal Taxpayer Identification Number
Title:

Principal Amount of Note	Address

Number of Exchange Shares	State of Organization

Number of Warrant Shares	Date

VOID AFTER 5:00 P.M., EASTERN TIME, ON ________________, 2017

NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND SUCH LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

BIORESTORATIVE THERAPIES, INC.

(Incorporated under the laws of the State of Nevada)

Warrant

_________ Shares	____________, 2012

FOR VALUE RECEIVED, BIORESTORATIVE THERAPIES, INC., a Nevada corporation (the “Company”), hereby certifies that ________________________________ (the “Holder”) is entitled, subject to the provisions of this Warrant, to purchase from the Company up to ____________________________ (________) SHARES OF COMMON STOCK, $.001 par value per share, of the Company (“Common Shares”) at a price of THREE CENTS ($0.03) per share (the “Exercise Price”) during the period commencing on the date hereof and terminating at 5:00 P.M. on the fifth anniversary of the date hereof.

The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock.”

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1.          Exercise of Warrant. This Warrant may be exercised by its presentation and surrender to the Company at 555 Heritage Drive, Suite 130, Jupiter, Florida 33458 (or such office or agency of the Company as it may designate in writing to the Holder hereof) with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form. The Company agrees that the Holder hereof shall be deemed the record owner of such Common Shares as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Shares as aforesaid whether or not the Company or its transfer agent is open for business. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time after the rights represented by this Warrant shall have been so exercised. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares purchasable hereunder.

2.          Registered Owner. The Company may consider and treat the person in whose name this Warrant shall be registered as the absolute owner thereof for all purposes whatsoever and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Warrant shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Warrant, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Warrant to the Company at its offices together with the Warrant Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Warrant may be registered in the name of the transferee. This Warrant is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Warrant not registered at the time of sending the communication.

3.          Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.

4.          Fractional Shares. The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

5.          Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any voting or other rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

6.          Anti-Dilution Provisions.

6.1         Adjustments for Stock Dividends; Combinations, Etc. (a) In case the Company shall do any of the following (an “Event”):

(i)        declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company,

(ii)       subdivide the outstanding Common Shares pursuant to a stock split or otherwise,

(iii)      combine the outstanding Common Shares into a smaller number of shares pursuant to a reverse split or otherwise, or

(iv)      reclassify its Common Shares,

then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination or reclassification shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Event, multiplied by the Exercise Price in effect immediately prior to such Event by (b) the number of Common Shares outstanding immediately after such Event. Each such adjustment of the Exercise Price shall be calculated to the nearest one-hundredth of a cent. Such adjustment shall be made successively whenever any Event listed above shall occur.

(b)        Whenever the Exercise Price is adjusted as set forth in Section 6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of shares of Warrant Stock immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.

6.2         Adjustment for Reorganization, Consolidation or Merger. In case of any reorganization of the Company (or any other entity, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other entity) shall consolidate with or merge with or into another entity, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6.l; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

7.          Investment Intent. Unless, prior to the exercise of this Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Warrant Exercise Form shall be accompanied by the Investment Representation Letter attached hereto, duly executed by the Holder.

8.          Restrictions on Transfer; Registration Rights.

8.1           Transfer to Comply with the Securities Act of 1933. Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 8 with respect to any resale, assignment, transfer or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition.

8.2           Legend. Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:

“The securities which are represented by this certificate have not been registered under the Securities Act of 1933, and may not be sold, transferred, hypothecated or otherwise disposed of until a registration statement with respect thereto is declared effective under such act, or the Company receives an opinion of counsel for the Company that an exemption from the registration requirements of such act is available.”

8.3           Registration Rights. The Holder shall have certain registration rights with respect to the resale of the Warrant Stock as set forth in that certain Exchange Agreement of even date between the Company and the Holder.

9.          Lost, Stolen or Destroyed Warrant. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and provides (a) a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or (b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

10.         Notices. All notices required hereunder shall be given by first-class mail, postage prepaid, or overnight mail or courier and, if given by the Holder addressed to the Company at 555 Heritage Drive, Suite 130, Jupiter, Florida 33458, Attention: Chief Executive Officer, or such other address as the Company may designate in writing to the Holder; and if given by the Company, addressed to the Holder at the address of the Holder shown on the books of the Company.

11.         Applicable Law; Jurisdiction. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Nevada, excluding choice of law principles thereof. The Company and, by its acceptance of this Warrant, the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within Nassau County, New York over any dispute arising out of or relating to this Warrant and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BIORESTORATIVE THERAPIES, INC.

By:
Mark Weinreb
President and Chief Executive Officer

BIORESTORATIVE THERAPIES, INC.

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant dated as of ______________, 2012 to the extent of purchasing _________ shares of Common Stock of BIORESTORATIVE THERAPIES, INC. The undersigned hereby makes a payment of $__________ in payment therefor.

TO BE COMPLETED BY INDIVIDUAL	TO BE COMPLETED BY CORPORATE,
HOLDER, JOINT TENANTS, TENANTS	PARTNERSHIP, LIMITED LIABILITY
IN COMMON OR AS HOLDERS OF	COMPANY OR TRUST HOLDER
COMMUNITY PROPERTY

Name(s) of Holder(s) [Please Print]	Name of Holder [Please Print]

By:
Signature of Holder	Authorized Signatory

Signature of Holder, if jointly held	Name and Title of Authorized Signatory
[Please Print]

Address(es) of Holder(s)	Address of Holder

Social Security Number(s) of Holder(s)	Tax Identification Number of Holder

Date	Date

BIORESTORATIVE THERAPIES, INC.

WARRANT ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto _____________________________ (please type or print name of assignee) with an address at ______________________________________________________________ the right to purchase shares of Common Stock of BIORESTORATIVE THERAPIES, INC. (the “Company”) represented by this Warrant dated as of ___________, 2012 to the extent of ___________ shares and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.

TO BE COMPLETED BY INDIVIDUAL	TO BE COMPLETED BY CORPORATE,
HOLDER, JOINT TENANTS, TENANTS	PARTNERSHIP, LIMITED LIABILITY
IN COMMON OR AS HOLDERS OF	COMPANY OR TRUST HOLDER
COMMUNITY PROPERTY

Name(s) of Holder(s) [Please Print]	Name of Holder [Please Print]

By:
Signature of Holder	Authorized Signatory

Signature of Holder, if jointly held	Name and Title of Authorized Signatory
[Please Print]

Date	Date

Signature(s) Guaranteed:

BIORESTORATIVE THERAPIES, INC.

FORM OF INVESTMENT REPRESENTATION LETTER

BioRestorative Therapies, Inc.

555 Heritage Drive

Suite 130

Jupiter, Florida 33458

Gentlemen:

In connection with the acquisition of _______________ shares of Common Stock (the “Shares”) of BIORESTORATIVE THERAPIES, INC., a Nevada corporation (the “Company”), by the undersigned from the Company pursuant to the exercise of a Warrant, dated as of ____________, 2012 (the “Warrant”), the undersigned does hereby represent and warrant to the Company as follows:

(a)          The undersigned represents and warrants that the Shares acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

(b)          The undersigned understands that the Shares must be held indefinitely unless they are registered under the Securities Act or an exemption from such registration is available.

(c)          The undersigned recognizes that the acquisition of the Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity with respect to the Shares in that (a) it may not be able to liquidate the Shares in the event of emergency; (b) transferability is extremely limited; and (c) it could sustain a complete loss of its investment.

(d)          The undersigned represents and warrants that it (a) is competent to understand and does understand the nature of its investment; and (b) is able to bear the economic risk of an acquisition of the Shares.

(e)          The undersigned represents and warrants that it is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. The undersigned meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification attached hereto.

(f)          The undersigned has reviewed the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth therein, and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the undersigned’s investment in the Shares. No oral or written representations have been made or oral information furnished to the undersigned or its advisers in connection with the investment in the Shares.

(g)          The undersigned confirms that the representations and warranties set forth in the Exchange Agreement pursuant to which the Warrant was issued are true and correct as of the date hereof as if made on and as of the date hereof with respect to the purchase of the Shares.

(h)          The undersigned acknowledges that counsel to the Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel it may give with regard to the issuance of the Shares by the Company to the undersigned, and any subsequent transfer of the Shares by the undersigned, and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

Very truly yours,

TO BE COMPLETED BY INDIVIDUAL	TO BE COMPLETED BY CORPORATE,
HOLDER, JOINT TENANTS, TENANTS	PARTNERSHIP, LIMITED LIABILITY
IN COMMON OR AS HOLDERS OF	COMPANY OR TRUST HOLDER
COMMUNITY PROPERTY

Name(s) of Holder(s) [Please Print]	Name of Holder [Please Print]

By:
Signature of Holder	Authorized Signatory

Signature of Holder, if jointly held	Name and Title of Authorized Signatory
[Please Print]

Date	Date

BIORESTORATIVE THERAPIES, INC.

WARRANT EXERCISE

Accredited Investor Certification

(Initial the appropriate box(es))

The undersigned represents and warrants that it, he or she is an “accredited investor” based upon the satisfaction of one or more of the following criteria:

_____	(1) he or she is a natural person who has a net worth or joint net worth with his or her spouse in excess of $1,000,000 at the time of his or her purchase[1]; or

_____	(2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or a joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	(3) he or she is a director or executive officer of the Company; or

_____	(4) it is either (a) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance company as defined in Section 2(13) of the Securities Act, (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act, (e) a small business investment company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000 or (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which plan fiduciary is a bank, savings and loan association, an insurance company or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who otherwise meet these suitability standards; or

1For purposes of calculating net worth:

 (i)      The undersigned’s primary residence shall not be included as an asset;

(ii)     Indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the date hereof, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the date hereof exceeds the amount outstanding 60 days before the date hereof, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)    Indebtedness that is secured by the undersigned’s primary residence in excess of the estimated fair market value of the primary residence at the date hereof shall be included as a liability.

_____	(5) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

_____	(6) it is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership not formed for the specific purpose of acquiring the Shares offered hereby, with total assets in excess of $5,000,000; or

_____	(7) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

_____	(8) it is a corporation, partnership or other entity, and each and every equity owner of such entity initials a separate Accredited Investor Certification pursuant to which it, he or she certifies that it, he or she meets the qualifications set forth in either (1), (2), (3), (4), (5), (6) or (7) above.

If the Warrant Holder is an INDIVIDUAL, or if the Exchange Securities are being acquired as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:	If the Warrant Holder is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name(s) of Warrant Holder	Name of Warrant Holder

By:
Signature of Warrant Holder	Signature of Authorized Representative

Signature, if jointly held	Name and Title of Authorized Representative

Date	Date